UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 10, 2024

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings, Corp.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chair of the Board of Directors

On April 10, 2024, the Company elected Mitch Kahn, as the Chair of the Board of Directors of the Company1.  Mr. Kahn has not been named to serve on any committee of the Board. There are no arrangements or understandings between Mr. Kahn and any other persons pursuant to which he was elected as Chairman of the Board. Mr. Kahn does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, and there is no family relationship between Mr. Kahn and any of the Company’s other directors or executive officers. Mr. Kahn’s biography is below:

Mitch Kahn was the Co-Founder and CEO of Grassroots Cannabis, a large private, vertically integrated cannabis operation in the United States, which was purchased by Curaleaf Holdings in 2020. Mr. Kahn co-founded Grassroots in 2014 to provide safe and efficacious cannabinoid products to consumers. Under his leadership, Mr. Kahn led over 1,100 team members across 11 states and obtained more than 60 regulatory licenses in the emerging cannabis sector. Prior to Grassroots Cannabis, Mr. Kahn co-founded Frontline Real Estate Partners, a Chicago-based real estate investment and advisory company with expertise in the acquisition, development, management, disposition, and leasing of commercial real estate properties throughout the United States. The company acquired properties valued at more than $125,000,000 and built a successful brokerage and property management business currently managing more than two million square feet of properties. In addition, to founding Grassroots Cannabis and Frontline, Mr. Kahn co-founded Hilco, a leading real estate restructuring, disposition valuation, and appraisal firm. Mitch served as President and CEO, and grew the business to more than 30 employees and annual revenues in excess of $15,000,000. Mr. Kahn began his career as a transactional attorney focused on real estate and corporate M&A transactions. Before entering his entrepreneurial endeavors, he served as Senior Vice President of Sportmart, growing the company’s footprint from 20 to 70 stores. Mr. Kahn is a graduate of the University of Wisconsin School of Business and received his JD from Northwestern University Law School. Mr. Kahn serves on multiple Boards and is actively involved in numerous charitable and community organizations.

Appointment of President and Chief Executive Officer

On April 10, 2024, the Company appointed Dr. Teddy Scott as the President and Chief Executive Officer of the Company.  Dr. Scott will serve as the principal executive officer of the Company.  Dr. Scott has not been named to serve on any committee of the Board. There are no arrangements or understandings between Dr. Scott and any other persons pursuant to which he was elected as a director. Dr. Scott does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, and there is no family relationship between Dr. Scott and any of the Company’s other directors or executive officers.  Dr. Scott’s biography is below:

Teddy C. Scott, Ph.D., J.D., has more than 20 years of experience in biotechnology research, intellectual property law and the cannabis industry.  Dr. Scott is the founder and former Chief Executive Officer of PharmaCann, where he was Chief Executive Officer from 2014 to 2019, and he was Chief Executive Officer of Ethos Cannabis from 2020 to 2021.  Since 2019, Dr. Scott is also a founder and currently serves as a director of SmartHealth Catalyzer, a company that focuses on advancing biotechnology developed at Midwestern universities.  Dr. Scott’s legal experience, primarily involving patents, licensing and strategic partnerships focusing on the drug, pharmaceutical and medical device areas, was at law firms including Polsinelli PC from 2006 to 2015, of which he was a shareholder; Howrey LLP, from 2003 to 2006; Katten Muchin Zavis Rosenman, from 2001 to 2003; Wilson Sonsini Goodrich & Rosati, from 2000 to 2001; and McDonnell Boehnen Hulbert & Berghoff, from 1998 to 2000.  Dr. Scott earned a BS in Biochemistry from Texas Tech University in 1990; received a Ph.D. in Molecular Biophysics from the University of Texas Southwestern Medical Center in 1997; attended the Southern Methodist University Dedman School of Law from 1997 to 1998; and received his J.D., cum laude, from the Northwestern University Pritzker School of Law in 2000.

Dr. Scott has been recognized for his leadership in the development of the U.S. cannabis industry by shaping production and development standards for creating high quality, reliable cannabis products.  After an extensive international search, the board found a direct skills match with the Company’s objectives to maximize its years of research and development and laboratory testing in cell replication technology and related proprietary equipment, processes and formulation to produce, manufacture and sell cannabis-related (cannabinoid) products.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS, CORP.

Date: April 12, 2024	/s/ Teddy C. Scott
By: Teddy C. Scott Its: President and Chief Executive Officer (Principal Executive Officer)